THIS SHARE PURCHASE AGREEMENT (“AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS, AS DEFINED IN THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), PURSUANT TO REGULATION S OF THE 1933 ACT.

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SHARE PURCHASE AGREEMENT

(OFFSHORE INVESTOR)

This Share Purchase Agreement (the “Agreement”) is made as of the ___ day of July 2007 by and between Oramed Pharmaceuticals Inc. (the “Company”), whose business address is 2 Elza Street, Jerusalem, 93706 Israel, and ___________________________________________ (the “Consultant”), whose address is _____________________________________________________________________________.

RECITALS

WHEREAS:

A.           The Consultant has provided the Services described in Schedule “A” to this Agreement (the “Services”) to the Company and the Company has agreed to pay the Consultant in shares as set out in Schedule “A” to this Agreement in consideration for the Services;

B.           The Consultant introduced the Company to certain investors and will receive a 5% finder’s fee equal to 5% of the gross proceeds of $100,000, payable in common stock of the Company.

NOW, THEREFORE, the parties hereto agree as follows:

1.	ISSUANCE OF THE SHARES

In consideration for the provision by the Consultant of the services set out in Section 1 of Schedule “A” to this agreement, the Company agrees to grant to the Consultant _______________ common shares (the “Shares”) in its capital.

2.	DELIVERIES BY THE CONSULTANT

2.1          The Consultant must complete, sign and return to the Company, two completed and executed copies of this Agreement, including Schedule “A”.

2.2          The Consultant shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3.	ACKNOWLEDGEMENTS OF THE CONSULTANT

The Consultant acknowledges and agrees that:

(a)

none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)

the Consultant has received and carefully read this Agreement, and has carefully reviewed as much of the Company's books and records as the Consultant considers appropriate (collectively the “Company Information”);

(c)

the decision to execute this Agreement and acquire the Shares pursuant to this Agreement has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of the Company Information. If the Company has presented a business plan to the Consultant, the Consultant acknowledges that the business plan may not be achieved or be achievable;

(d)

the Consultant and the Consultant's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information;

(e)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Consultant during reasonable business hours at its principal place of business and that all documents, records and books in connection with the issuance of the Shares hereunder have been made available for inspection by the Consultant, the Consultant's attorney and/or advisor(s);

(f)

the representations and warranties contained in this Agreement are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Consultant's eligibility to purchase the Shares under applicable securities legislation. The Consultant further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Consultant at the Closing Date and that they will survive the purchase by the Consultant of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Consultant of any of the Shares;

(g)

it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Consultant contained herein, or in any other document furnished by the Consultant to the Company in connection herewith being untrue in any material respect or any breach or failure by the Consultant to correctly complete this Agreement or comply with any covenant or agreement made by the Consultant to the Company in connection therewith;

(h)

the issuance of the Shares to the Consultant will not be completed if it would be unlawful. The Consultant warrants and represents that the issuance of the Shares by the Company will not be in breach of any laws or regulations in the jurisdiction of residence of the Consultant;

(i)

it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and the Company, and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(j)

none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Consultant that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(k)	no documents in connection with the sale of the Shares hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators; and,
(l)	there is no government or other insurance covering any of the Shares.
4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CONSULTANT
4.1	The Consultant hereby represents and warrants to and covenants with the Company that:
(a)	the Consultant has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(b)

the Consultant (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(c)

the Consultant is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment and the Consultant has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company Information;

(d)

the Consultant has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Consultant's decision to invest in the Shares and the Company;

(e)	it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company;
(f)

it is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(g)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or of any agreement, written or oral, to which the Consultant may be a party or by which the Consultant is or may be bound;

(h)	the Consultant has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Consultant enforceable against the Consultant;
(i)

it is able to fend for itself with respect to its investment in the Shares and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(j)

the Consultant is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k)	no person has made to the Consultant any written or oral representations:
(i)	that any person will resell or repurchase any of the Shares;
(ii)	that any person will refund the purchase price of any of the Shares;

(iii)	as to the future price or value of any of the Shares; or,
(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system (except that currently certain market makers make market in the common shares of the Company on the Over-the-Counter Bulletin Board service of the National Association of Shares Dealers Inc.); and,

(l)	the Consultant is a close personal friend or close business associate of a director or founder of the Company.

4.2          In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

5.	REPRESENTATIONS AND WARRANTIES
6.	RESALE RESTRICTIONS

The Consultant acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Consultant. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or pursuant to exemptions from such registration requirements.

7.	LEGENDING OF SUBJECT SHARES

7.1          The Consultant hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS AS DEFINED IN REGULATION S OF THE 1933 ACT EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

7.2          The Consultant hereby acknowledges and agrees that the Company may make a notation on its records or give instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

8.	COSTS

The Consultant acknowledges and agrees that all costs and expenses incurred by the Consultant (including any fees and disbursements of any special counsel retained by the Consultant) relating to the acquisition of the Shares shall be borne by the Consultant.

9.	TIME OF ESSENCE

Time shall be of the essence of this Agreement.
10.	GOVERNING LAW

This Agreement is governed by the laws of the State of Nevada. The Parties agree to attorn to the jurisdiction of the Courts of the State of Nevada.

11.	SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Shares by the Consultant pursuant hereto.

12.	ASSIGNMENT

This Agreement and the Shares granted hereunder are not transferable or assignable.

13.	SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

14.	ENTIRE AGREEMENT

Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the issuance of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.	NOTICES

Any notice required or permitted to be given to any of the parties to this Agreement will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of such party first above stated or such other address as any party may specify by notice in writing to the other parties, and any such notice will be deemed to have been given and received by the party to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time of mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

16.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

17.	ELECTRONIC MEANS

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above mentioned.

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the date first above mentioned.

Name of Subscriber – Please print or type

Signature and, if applicable, Office

Address of Subscriber

City, State, and Zip Code

Country

E-mail Address

Facsimile Number

This Subscription Accepted the ________ day of ____________, 2007

ORAMED PHARMACEUTICALS INC.
Per:
Authorized Signatory

SCHEDULE A

1.	The Consultant has provided the following services to the Company:

The Consultant introduced the Company to certain investors and will receive a 5% finder’s fee equal to 5% of the gross proceeds of $100,000, payable in common stock of the Company.

2.

As compensation for the services described in Section 1 of this Schedule “A”, the Company agrees to pay the Contractor $________, which is payable in shares of the common stock of the Company (the “Shares”). The number of Shares payable will be determined based on a share price of $_____ per Share. The Company will issue the Shares as fully paid and non-assessable. The Contractor agrees that it will have to execute all necessary documents before the Company will issue the Shares, including the Subscription Agreement to which this Consultant Agreement is attached.